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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 21, 2001



                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)



           MARYLAND                   000-21193                95-4582157
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)



                             1781 PARK CENTER DRIVE
                             ORLANDO, FLORIDA 32835
                               "WWW.SUNTERRA.COM"
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                    (Address of Principal Executive Offices)


                                  407-532-1000
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         See press release dated May 21, 2001 entitled "Sunterra Names Gennuso as Chief Operating Officer" attached hereto as Exhibit 99.1 and press release dated May 21, 2001 entitled "Sunterra Names Altman as General Counsel" attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         EXHIBIT NO.               DESCRIPTION                          PAGE NO.
         -----------               -----------                          --------

            99.1             Press release dated May 21, 2001 entitled     3
                             "Sunterra Names Gennuso as Chief
                             Operating Officer"

            99.2             Press release dated May 21, 2001 entitled     4
                             "Sunterra Names Altman as General Counsel"


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SUNTERRA CORPORATION
                                                (Registrant)



Date: May 23, 2001                             By:  /s/ GREGORY F. RAYBURN
                                                    ----------------------
                                                     Gregory F. Rayburn
                                                     President